Exhibit 77Q(a)(1)


                                ING EQUITY TRUST

              CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST AND
                             REDESIGNATION OF SERIES

                          Effective: December 15, 2006

      The undersigned, being a majority of the Trustees of ING Equity Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Article VIII,
Section 8.3, of the Trust's Amended and Restated Declaration of Trust, dated February 25, 2003, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate one of the existing series of the Trust as follows:

      1. The "ING MidCap Value Choice Fund" is redesignated the "ING Value Choice Fund."

      IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust and Redesignation of Series.


/s/ John V. Boyer                              /s/ Jock Patton
--------------------------------               --------------------------------
John V. Boyer, as Trustee                      Jock Patton, as Trustee


/s/ Patricia W. Chadwick                       /s/ Sheryl K. Pressler
--------------------------------               --------------------------------
Patricia W. Chadwick, as Trustee               Sheryl K. Pressler, as Trustee


/s/ J. Michael Earley                          /s/ David W.C. Putnam
--------------------------------               --------------------------------
J. Michael Earley, as Trustee                  David W.C. Putnam, as Trustee


/s/ R. Barbara Gitenstein                      /s/ John G. Turner
--------------------------------               --------------------------------
R. Barbara Gitenstein, as Trustee              John G. Turner, as Trustee


/s/ Patrick W. Kenny                           /s/ Roger B. Vincent
--------------------------------               --------------------------------
Patrick W. Kenny, as Trustee                   Roger B. Vincent, as Trustee


/s/ Walter H. May
--------------------------------
Walter H. May, as Trustee